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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 12, 2003
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                             SALON MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                    0-26395                      94-3228750
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(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)



              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:   (415) 645-9200
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          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

From March 12, 2003 through March 25, 2003, Salon Media Group, Inc. (Company or Registrant) sold and issued four (4) convertible promissory notes (each referred to as Note) and warrants in a financing transaction in which it raised gross proceeds of approximately $400,000. The terms of the transactions are set forth in the Note and Warrant Purchase Agreement (the "Agreement") entered into between the Company and Ironstone Group, Inc. and John Warnock, the investors. Each Note may be convertible at a future date into equity securities of the Company at a conversion price to be determined. The warrants grant the holders thereof the right to purchase an aggregate of approximately 1,200,000 shares of the Company's common stock at an exercise prices of $0.046 per share. The Company will use the capital raised for working capital and other general corporate purposes.


                          SUMMARY TABLE OF TRANSACTIONS
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                                                                      Warrants
                                                                    at exercise
                                                                      price of
    Date                  Investor                Note Amount          $0.046
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March 12, 2003       Ironstone Group, Inc          $100,000            300,000
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March 18, 2003           John Warnock              $100,000            300,000
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March 25, 2003       Ironstone Group, Inc          $100,000            300,000
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March 25, 2003           John Warnock              $100,000            300,000
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Each Note automatically converts upon the first closing of the Company's proposed Series D Preferred Stock securities proposed to be issued ("Financing") and, if no such Financing shall have occurred by the close of business on September 30, 2003, then each Note shall automatically convert into shares of the Company's common stock. In the event of an automatic conversion of any Note upon a Financing, the number of shares of preferred or common stock to be issued upon conversion of this and other notes shall equal the aggregate amount of the Note obligation divided by the price per share of the securities issued and sold in the Financing. In the event of an automatic Note conversion into common stock absent a Financing, the number of shares of the Common Stock to be issued upon conversion of Notes shall equal the aggregate amount of each Note obligations divided by the average closing price of the Company's common stock over the sixty (60) trading days ending on September 30, 2003, as reported on such market(s) and/or exchange(s) where the common stock has traded during such sixty trading days.

In connection with the Financing, the Company granted the Investors security interests in the Company's assets, subject to the rights of any Senior Indebtedness (as such term is defined in the Agreement) and pre-existing rights.




                                        2
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Neither the Notes, warrants, nor the shares of common stock underlying the warrants have been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such act or an applicable exemption from registration requirements.

The foregoing description is qualified in its entirety by reference to the Note and Warrant Purchase Agreement, Form of Convertible Promissory Note and Form of Common Stock Purchase Warrant, copies of which are filed herewith as Exhibits 4.2.23, 4.2.24, and 4.2.25 respectively, and each of which are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits


Exhibit No.    Description
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  4.2.23       Form of Note and Warrant Purchase Agreement used during
               March 2003

  4.2.24 Form of Convertible Promissory Note used during March 2003 by Salon Media Group, Inc.

  4.2.25 Form of Common Stock Purchase Warrant used during March 2003 by Salon Media Group, Inc.




SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SALON MEDIA GROUP, INC.

Dated:  3/28/03                      /s/ Robert O'Callahan
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                                     Robert O'Callahan, Chief Financial Officer,
                                     Treasurer and Secretary





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